STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002	12 Months Ended
Dec. 31, 2025 USD ($)
Contributions:
Participant	$ 17,151,442
Rollover	3,508,115
Employer, net of forfeitures	9,240,993
Total contributions	29,900,550
Income from investments:
Dividends	16,320,555
Interest income on notes receivable from participants	378,588
Net appreciation in fair value of investments	30,507,516
Total income from investments	47,206,659
Total Additions	77,107,209
Deductions from net assets attributed to:
Benefits paid to participants	37,537,290
Administrative expenses, net of revenue sharing (Note 4)	(56,466)
Total Deductions	37,480,824
Net increase in net assets available for benefits for the year	39,626,385
Net assets available for benefits, beginning of the year	325,988,375
Net assets available for benefits, end of the year	$ 365,614,760